INVENTORY, NET	12 Months Ended
Dec. 31, 2019
Inventories [Abstract]
INVENTORY, NET
INVENTORY, NET

(US$ MILLIONS)	2019	2018
Raw materials and consumables	$941	$605
Fuel products (1)	688	490
Work in progress	674	258
RTFO certificates (2)	342	95
Finished goods and other (3)	845	114
Carrying amount of inventories	$3,490	$1,562
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(1)	Fuel products are traded in active markets and are purchased with a view to resale in the near future. As a result, stocks of fuel products are recorded at fair value based on quoted market prices.

(2)
$66 million of RTFO certificates are held for trading and recorded at fair value (2018: $nil). There is no externally quoted marketplace for the valuation of RTFO certificates. In order to value these contracts, the partnership has adopted a pricing methodology combining both observable inputs based on market data and assumptions developed internally based on observable market activity.

(3)	Finished goods and other are mainly composed of finished goods inventory in the infrastructure services and industrials segments.
The increase in inventory from December 31, 2018 is primarily attributable to the acquisitions of Clarios in our industrials segment.
The amount of inventory written down was as follows:

(US$ MILLIONS)	2019	2018	2017
Inventory obsolescence provision - beginning	$19	$4	$9
Add: increase in provision	22	22	1
Deduct: inventory obsolescence write off	(8)	(7)	(6)
Inventory obsolescence provision - ending	$33	$19	$4